UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Galaxie Avenue, Ferndale, Michigan 48220

(Address of principal executive offices, including zip code)

(877) 787-6268

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 3, 2026, Artificial Intelligence Technology Solutions, Inc. (the “Company”) issued a press release titled “AITX Announces Cost Reduction Plan Targeting Improved Cash Flow from Operations”. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements, including statements regarding the anticipated reduction in the Company’s cash expenditures for selling, general and administrative expenses; the timing and implementation of that reduction; the Company’s objective of achieving positive monthly cash flow from operations; the expected effect, or absence of effect, of the actions described on the Company’s operations, development, customer deployments and service levels; and the Company’s expectations regarding its need for external financing.

These statements are based on management’s current expectations and assumptions and are subject to significant risks and uncertainties. Actual results could differ materially. Factors that could cause actual results to differ include, among others: that the anticipated expense reductions are delayed, reduced or not achieved; that severance, implementation, vendor or other costs offset some or all of the anticipated savings; that revenue, recurring revenue, collections or cash receipts are lower than expected; that the Company loses, or experiences reduced purchases from, a significant customer; that the Company does not achieve positive monthly cash flow from operations within the anticipated period, or at all, or is unable to sustain it if achieved; that staffing reductions or the consolidation of responsibilities adversely affect operations, development, customer deployments or service levels; that the Company remains dependent on external financing, including its variable-priced equity financing facility, the use of which results in dilution to existing shareholders; and the other risks described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2026 and in the Company’s subsequent filings with the Securities and Exchange Commission, including the disclosure regarding substantial doubt about the Company’s ability to continue as a going concern.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Artificial Intelligence Technology Solutions, Inc. dated August 3, 2026 (furnished, not filed)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.

Date: August 3, 2026	By:	/s/ Steve Reinharz
	Name:	Steve Reinharz
	Title:	Chief Executive Officer